                            SECOND AMENDMENT TO LEASE
                             ADDITION OF SQUARE FEET


WRC Properties, Inc,. a Delaware corporation, Landlord and SONUS Pharmaceuticals, Inc., a Delaware corporation, Tenant, being parties to that certain Lease dated January 17, 1994 for premises located at 22026 20th Avenue S.E., Bothell, WA 98021 Building L, Unit 102 hereby express their mutual intent to extend the terms of the lease and amend the following clauses as of this 28th day of October, 1997.

Effective the 1st day of May, 1998 the portions of the Lease as numbered below shall be amended to read as follows:


1.b.    TENANT: SONUS Pharmaceuticals, Inc.
        Trade Name: SONUS Pharmaceuticals
        Address (Leased Premises): 22026 20th Avenue S.E., Bothell, WA 98021 Building/Unit: L/102
        Address (For Notices): Attn: Vice President, Operations
                               3505 Cadillace Avenue, Suite F-7
                               Costa Mesa, CA 96262

e.     PREMISES AREA: Approximately 26,780 Rentable Square Feet


f.     PROJECT AREA: Approximately 444,999 Rentable Square Feet


h.     BASE MONTHY RENT: May 1, 1998 $33,632.00



m.     SECURITY DEPOSIT: $33,632.00* NON-REFUNDABLE CLEANING FEE $0.00
       * of which $18,039.00 has previously been deposited.


2. PREMISES: Landlord leases to Tenant the premises described in Section 1 and in Exhibit A-1, (the "Premises"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project seize is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

All other terms and conditions of the above described Lease shall remain in full force and effect.


Landlord:      WRC Properties, Inc.

        By:    /S/ James Garofalo
           -----------------------------------
       Its:    Assistant Secretary


Tenant: SONUS Pharmaceuticals, Inc.

       By:     /S/ Steven C. Quay, M.D., Ph.D.
          ------------------------------------
       Its:    Chief Executive Officer